UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 6, 2019

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33-0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).            Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the ex-tended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2019, AVX Corporation (the “Company”) appointed Dr. John Ballato to the Board of Directors (“the Board”) of the Company. This appointment fills the vacancy created by the recent retirement of Mr. Joseph Stach. Dr. Ballato has also been appointed to the Company’s Audit Committee and Special Advisory Committee.

Dr. Ballato received a PhD in Ceramic and Materials Engineering from Rutgers University in 1997, and has served as a professor at Clemson University since 1997. Dr. Ballato has written over 400 technical articles, and has been awarded over 30 U.S. and foreign patents for his work in the field of ceramic science. We believe Dr. Ballato will provide valuable experience and insight into the ceramics industry to the Board.

Effective upon appointment, Dr. Ballato became eligible to receive the standard compensation provided by the Company to its other non-employee directors, as most recently disclosed in the Company’s proxy statement for its 2018 annual meeting of shareholders. There is no arrangement pursuant to which Dr. Ballato was selected as a director, and there have been no transactions regarding Dr. Ballato that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 8.01. Other Events

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 14, 2019, as a result of Mr. Stach’s retirement, the Company was rendered noncompliant with New York Stock Exchange (“NYSE”) Listing Rule 303A.07(a), which requires that the Audit Committee be composed of a minimum of three independent members. On February 7, 2019, the Company received a letter from the NYSE indicating that the Company has regained compliance with NYSE Listing Rule 303A.07(a) with the appointment of Dr. Ballato to the Company’s Audit Committee. The Company is now compliant with all applicable NYSE listing requirements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2019

AVX CORPORATION

By:	/s/ Michael E. Hufnagel

Name:	Michael E. Hufnagel
Title:	Senior Vice President,
Chief Financial Officer
and Treasurer